Exhibit 15.4

March 20, 2013

China National Oil and Gas Exploration

And Development Corporation

International Holding Ltd (CNODCI)

No.6-1 Fuchengmen Beidajie

Xicheng District

Beijing, China 100034

Attention:	Mr. Bo Qiliang, President

Reference:	CNPC E&D Interest in PetroKazakhstan Inc. Evaluation of Crude Oil Reserves Third Party Report

Dear Sir:

1.	INTRODUCTION

McDaniel & Associates Consultants Ltd. (“McDaniel”) was requested by PetroKazakhstan Inc. (“PKI”) to prepare an evaluation of the crude oil reserves and the net present values of these reserves for the interests of PKI in the South Turgai Basin, Republic of Kazakhstan, effective as of December 31, 2012. McDaniel submitted to PKI an Executive Summary Report and Detailed Technical Report for the evaluation of PKI in January 2013.

PKI is an integrated oil and gas company owned 67 percent by CNODCI and 33 percent by JSC KazMunaiGas Exploration Production (“KMG EP”). PKI requested McDaniel to prepare this Third Party Report for CNODCI based on the 67 percent interest owned by CNODCI in PKI for the assets of CNODCI that are held within three operating subsidiaries: PetroKazakhstan Kumkol Resources (“PKKR”), Kolzhan LLP (“Kolzhan”) and PetroKazakhstan Ventures Inc. (“PKVI”).

This report was prepared to support PKI’s and CNODCI’s annual securities filings with the SEC. The data employed in this evaluation and the assumptions and procedures used to estimate the reserves and net present values are consistent with standard industry reserves evaluation procedures.

2200, Bow Valley Square 3, 255 - 5 Avenue SW, Calgary AB T2P 3G6    Tel: (403) 262-5506    Fax: (403) 233-2744    www.mcdan.com

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 2 March 20, 2013

2.	METHODOLOGY

Crude oil reserves estimates and their associated net present values were evaluated in this report by McDaniel & Associates Consultants Ltd. for the interests of PKI in Kazakhstan.

Essentially all of the basic information employed in the preparation of this report was obtained from PKI including geological, geophysical, engineering and financial data. McDaniel utilized this data to prepare an independent assessment of the crude oil reserves as of December 31, 2012. The reserves estimates presented in this report have been prepared in accordance with the United States Securities and Exchange Commission (SEC) reserves definitions and guidance (see Section 3). Only the proved reserves and sub-classifications were included in this report.

Net present value estimates were calculated based on future revenue forecasts. As per SEC guidelines, the future net revenues and net present values presented were calculated using the first day of the month crude oil prices for each of the 12 months prior to the effective date of December 31, 2012 and were presented in United States dollars. No escalation of the prices was made nor were the operating and capital costs increased for inflation in this evaluation. Future capital costs and operating costs were based on PKI budgets for each respective property with adjustments as deemed appropriate by McDaniel.

3.	RESERVES DEFINITIONS

The SEC reserves definitions are contained in the Final Rule of Modernization of Oil and Gas Reporting (17 CFR Parts 210, 211, 229 and 249) published by the SEC Regulation on January 14, 2009. A summary of the key proved reserves definitions in Regulation S-X 210.4-10 is presented below.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir ( i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible – from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations – prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 3 March 20, 2013

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition; (iii) Similar geological structure; and (iv) Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 4 March 20, 2013

quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

4.	EVALUATION SUMMARY

4.1	NET RESERVES

The net share of proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2012 attributable to CNODCI for each of the three subsidiary companies are summarized below.

CNODCI’S NET ENTITLEMENT OF PROVED RESERVES(1)

AS OF DECEMBER 31, 2012

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	39,414	16,627	56,041
Kolzhan	6,367	4,669	11,036
PKVI	250	—	250
Total	46,031	21,296	67,327

(1)	Net entitlement reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

4.2	GROSS RESERVES

The total proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2012 for each of the three subsidiary companies are presented below for reference purposes only. These gross reserves estimates are based on a 100 percent working interest in each of the properties and include all reserves attributable to government and working interest partners.

GROSS PROVED RESERVES

AS OF DECEMBER 31, 2012

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	58,827	24,817	83,644
Kolzhan	13,401	11,318	24,719
PKVI	498	—	498
Total	72,726	36,135	108,861

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 5 March 20, 2013

4.3	NET PRESENT VALUES

The net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2012 attributable to CNODCI for each of the three subsidiary companies are presented below. All of the net present values have been presented at a 10 percent discount rate.

CNODCI NET PRESENT VALUES DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2012, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	791	279	1,070
Kolzhan	96	58	153
PKVI	5	—	5
Total	892	337	1,228

4.4	NET PRESENT VALUES SENSITIVITY ANALYSIS

A sensitivity analysis has been prepared for the net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2012 attributable to CNODCI for each of the three subsidiary companies. At the request of PKI, all of the oil prices, capital costs and operating costs have been escalated at 2 percent per year throughout the evaluation period.

CNODCI NET PRESENT VALUES SENSITIVITY DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2012, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	810	296	1,106
Kolzhan	99	61	160
PKVI	5	—	5
Total	914	357	1,271

5	SUMMARY TABLES

Summary tables showing the reserves, future production forecasts and future revenue forecasts are presented in the Appendix for each of the three subsidiary companies.

6	BASIS OF OPINION

McDaniel & Associates Consultants Ltd. has over 50 years of experience in the evaluation of oil and gas properties. McDaniel is registered with the Association of Professional Engineers and Geoscientists of Alberta (APEGA). All of the professionals involved in the preparation of this report have in excess of 5 years of experience in the evaluation of oil and gas properties. Mr. Bryan Emslie, Senior Vice President, supervised the preparation of this report. Mr. Emslie is a professional engineer registered with APEGA and has over 30 years of experience in the evaluation of oil and gas properties. All of the persons involved in the preparation of this report and McDaniel & Associates are independent of PKI and CNODCI.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 6 March 20, 2013

In preparing this report, we relied upon certain factual information including ownership, well data, production data, prices, revenues, operating costs, capital costs, contracts, and other relevant data supplied by PKI. The supplied information was only relied upon where in our opinion it appeared reasonable and consistent with our knowledge of the properties however no independent verification of the information was made.

This report was prepared by McDaniel for the use of PKI and CNODCI for its securities filings with the SEC and is not to be used for any other purpose without the knowledge and consent of McDaniel & Associates Consultants Ltd.

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the preparation date and the evaluation date of this evaluation were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.

APEGA PERMIT NUMBER; P3145

B. Emslie, P. Eng.
Senior Vice President

BHE:jep
[12-0377]

CNPC E&D Interest in PKI PetroKazakhstan Kumkol Resources Summary of Reserves and Net Present Values Effective December 31, 2012	Table 1

Summary of Reserves(1)(2)

	Crude Oil Reserves – Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross Bcf	Company Gross Bcf	Company Net Bcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Dev. Prod. Reserves	50,987	34,162	34,162	—	—	—	—	—	—
Proved Dev. Non-Prod. Reserves	7,840	5,253	5,253	—	—	—	—	—	—
Proved Undeveloped Reserves	24,817	16,627	16,627	—	—	—	—	—	—
Total Proved Reserves	83,644	56,041	56,041	—	—	—	—	—	—

	Crude Oil Reserves – Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Producing Reserves	6,611	4,429	4,429	50,987	34,162	34,162
Proved Developed Non-Producing Reserves	1,016	681	681	7,840	5,253	5,253
Proved Undeveloped Reserves	3,223	2,160	2,160	24,817	16,627	16,627
Total Proved Reserves	10,851	7,270	7,270	83,644	56,041	56,041

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Producing Reserves	1,235	1,123	1,031	956	893
Proved Developed Non-Producing Reserves	210	177	151	131	115
Proved Undeveloped Reserves	657	538	448	378	323
Total Proved Reserves	2,101	1,838	1,631	1,466	1,332

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Producing Reserves	860	777	710	655	609
Proved Non-Producing Reserves	119	98	81	68	58
Proved Undeveloped Reserves	427	343	279	230	192
Total Proved Reserves	1,407	1,217	1,070	953	859

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

PetroChina Dec 2012 Forecast Prices – Finala – Mar 12	McDaniel & Associates Consultants Ltd.	20/03/2013

CNPC E&D Interest in PKI PetroKazakhstan Kumkol Resources Forecast of Production and Revenues Proved Producing Reserves Effective December 31, 2012	Table 2

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2013	456	43,001	15,695	2,032	81.94	1,286	—	—	—	—	—	—	1,286
2014	436	29,658	10,825	1,400	82.67	895	—	—	—	—	—	—	895
2015	392	21,237	7,751	1,002	83.34	646	—	—	—	—	—	—	646
2016	340	15,619	5,701	737	84.92	484	—	—	—	—	—	—	484
2017	282	11,396	4,160	538	84.95	353	—	—	—	—	—	—	353
2018	242	8,421	2,900	374	84.62	245	—	—	—	—	—	—	245
2019	163	5,047	1,842	236	84.28	155	—	—	—	—	—	—	155
2020	81	2,559	934	120	81.10	76	—	—	—	—	—	—	76
2021	40	1,392	498	65	76.34	38	—	—	—	—	—	—	38
2022	20	715	261	34	69.01	18	—	—	—	—	—	—	18
2023	19	620	226	30	69.01	16	—	—	—	—	—	—	16
2024	18	541	193	25	69.01	13	—	—	—	—	—	—	13
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			50,987	6,593		4,226.0	—		—	—		—	4,226.0

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2013	81	6.3	245	19.1	200	0	60	1	699	7	127	120	445
2014	50	5.6	174	19.4	182	0	59	—	430	7	76	55	293
2015	34	5.3	127	19.7	168	0	42	—	275	6	44	23	201
2016	23	4.8	99	20.4	153	1	18	—	190	6	26	11	148
2017	17	4.8	72	20.4	133	0	13	—	118	5	13	5	95
2018	12	4.8	50	20.3	110	5	—	—	69	4	6	3	56
2019	7	4.8	31	20.2	78	11	—	—	28	3	4	1	20
2020	4	4.7	14	18.9	41	5	—	—	12	1	2	0	8
2021	2	4.4	6	16.8	20	2	—	—	8	0	1	0	6
2022	1	4.0	2	13.1	9	—	—	—	6	0	1	—	5
2023	1	4.0	2	13.1	8	—	—	—	5	0	1	—	4
2024	1	4.0	2	13.1	7	1	—	—	3	0	0	—	3
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	231.8	5.5	825.0	19.5	1,109.0	25.2	190.8	1.3	1,842.8	38.4	301.1	219.4	1,283.9

PetroChina Dec 2012 Forecast Prices – Finala – Mar 12	McDaniel & Associates Consultants Ltd.	20/03/2013

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2013	10,516	10,516	—	—	862	54	164	134	40	1	468	170	298
2014	7,253	7,253	—	—	600	34	116	122	39	—	288	92	196
2015	5,193	5,193	—	—	433	23	85	113	28	—	184	49	135
2016	3,820	3,820	—	—	324	16	66	103	12	—	127	29	99
2017	2,787	2,787	—	—	237	11	48	89	9	—	79	15	64
2018	1,943	1,943	—	—	164	8	33	77	—	—	46	9	37
2019	1,234	1,234	—	—	104	5	21	60	—	—	19	5	13
2020	626	626	—	—	51	2	10	31	—	—	8	3	5
2021	334	334	—	—	25	1	4	15	—	—	5	1	4
2022	175	175	—	—	12	0	2	6	—	—	4	1	3
2023	152	152	—	—	10	0	1	5	—	—	3	1	3
2024	129	129	—	—	9	0	1	5	—	—	2	0	2
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	34,162	34,162	—	—	2,831.4	155.3	552.7	759.9	127.8	0.9	1,234.7	374.5	860.2

PetroChina Dec 2012 Forecast Prices – Finala – Mar 12	McDaniel & Associates Consultants Ltd.	20/03/2013

CNPC E&D Interest in PKI PetroKazakhstan Kumkol Resources Forecast of Production and Revenues Total Proved Reserves Effective December 31, 2012	Table 3

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2013	478	48,589	17,735	2,297	81.40	1 ,444	—	—	—	—	—	—	1,444
2014	532	43,956	16,044	2,081	81.92	1,314	—	—	—	—	—	—	1,314
2015	555	38,140	13,921	1,806	83.31	1,160	—	—	—	—	—	—	1,160
2016	543	31,173	11,378	1,474	85.41	972	—	—	—	—	—	—	972
2017	496	24,746	9,028	1,169	85.73	774	—	—	—	—	—	—	774
2018	436	18,249	6,155	793	85.41	526	—	—	—	—	—	—	526
2019	321	10,510	3,836	489	85.05	326	—	—	—	—	—	—	326
2020	285	8,025	2,929	373	85.04	249	—	—	—	—	—	—	249
2021	255	6,161	1,844	236	84.04	155	—	—	—	—	—	—	155
2022	27	847	309	40	69.01	21	—	—	—	—	—	—	21
2023	27	705	257	34	69.01	18	—	—	—	—	—	—	18
2024	26	582	207	27	69.01	14	—	—	—	—	—	—	14
2025	—	—	—	—	—		—	—	—	—	—	—	—
2026	—	—	—	—	—		—	—	—	—	—	—	—
2027	—	—	—	—	—		—	—	—	—	—	—	—
Rem.	—	—	—	—	—		—	—	—	—	—	—	—

Total			83,644	10,819		6,973.1	—		—	—		—	6,973.1

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2013	95	6.6	272	18.8	208	0	160	1	708	8	142	137	421
2014	83	6.3	250	19.1	207	0	184	—	590	8	122	110	350
2015	74	6.4	228	19.7	204	0	131	—	522	9	101	77	335
2016	61	6.3	200	20.6	193	0	44	—	473	8	80	49	336
2017	45	5.9	160	20.7	178	1	30	—	359	7	58	28	266
2018	25	4.8	108	20.6	149	7	5	—	232	6	31	10	185
2019	16	4.8	67	20.5	114	0	3	—	127	4	16	3	104
2020	12	4.8	51	20.5	100	0	—	—	86	3	9	1	72
2021	7	4.8	31	20.1	73	21	—	—	22	3	2	0	17
2022	1	4.0	3	13.1	10	—	—	—	8	0	1	—	6
2023	1	4.0	2	13.1	9	—	—	—	5	0	1	—	5
2024	1	4.0	2	13.1	8	1	—	—	3	0	0	—	2
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	421.5	6.0	1,374.5	19.7	1,454.0	29.7	556.5	1.3	3,135.6	57.4	563.3	415.0	2,099.9

PetroChina Dec 2012 Forecast Prices – Finala – Mar 12	McDaniel & Associates Consultants Ltd.	20/03/2013

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2013	11,882	11,882	—	—	967	64	182	139	107	1	474	192	282
2014	10,749	10,749	—	—	881	56	168	138	123	—	396	161	235
2015	9,327	9,327	—	—	777	50	153	137	88	—	350	125	224
2016	7,623	7,623	—	—	651	41	134	130	30	—	317	92	225
2017	6,048	6,048	—	—	519	30	107	120	20	—	240	62	178
2018	4,124	4,124	—	—	352	17	72	104	3	—	155	31	124
2019	2,570	2,570	—	—	219	11	45	76	2	—	85	15	70
2020	1,963	1,963	—	—	167	8	34	67	—	—	58	9	48
2021	1,236	1,236	—	—	104	5	21	63	—	—	15	4	11
2022	207	207	—	—	14	1	2	7	—	—	5	1	4
2023	172	172	—	—	12	0	2	6	—	—	4	1	3
2024	139	139	—	—	10	0	1	6	—	—	2	0	2
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	56,041	56,041	—	—	4,672.0	282.4	920.9	994.1	372.8	0.9	2,100.9	693.9	1,406.9

PetroChina Dec 2012 Forecast Prices – Finala – Mar 12	McDaniel & Associates Consultants Ltd.	20/03/2013

CNPC E&D Interest in PKI Kolzhan LLP Summary of Reserves and Net Present Values Effective December 31, 2012	Table 4

Summary of Reserves(1)(2)

	Crude Oil Reserves – Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross Bcf	Company Gross Bcf	Company Net Bcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Dev. Prod. Reserves	9,313	4,778	4,778	—	—	—	—	—	—
Proved Dev. Non-Prod. Reserves	4,088	1,589	1,589	—	—	—	—	—	—
Proved Undeveloped Reserves	11,318	4,669	4,669	—	—	—	—	—	—
Total Proved Reserves	24,719	11,036	11,036	—	—	—	—	—	—

	Crude Oil Reserves – Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Producing Reserves	1,177	600	600	9,313	4,778	4,778
Proved Developed Non-Producing Reserves	524	203	203	4,088	1,589	1,589
Proved Undeveloped Reserves	1,448	594	594	11,318	4,669	4,669
Total Proved Reserves	3,149	1,396	1,396	24,719	11,036	11,036

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Producing Reserves	148	139	131	124	118
Proved Developed Non-Producing Reserves	54	43	35	30	25
Proved Undeveloped Reserves	178	146	122	104	89
Total Proved Reserves	379	328	288	257	232

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Producing Reserves	85	78	73	68	64
Proved Non-Producing Reserves	36	28	23	19	15
Proved Undeveloped Reserves	90	71	58	47	39
Total Proved Reserves	210	178	153	134	119

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

PetroChina Dec 2012 Forecast Prices – Finala – Mar 12	McDaniel & Associates Consultants Ltd.	20/03/2013

CNPC E&D Interest in PKI Kolzhan LLP Forecast of Production and Revenues Proved Producing Reserves Effective December 31, 2012	Table 5

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2013	52	10,872	3,968	503	62.01	246	—	—	—	—	—	—	246
2014	50	6,344	2,316	293	62.74	145	—	—	—	—	—	—	145
2015	48	3,797	1,386	175	63.59	88	—	—	—	—	—	—	88
2016	43	2,331	851	107	70.62	60	—	—	—	—	—	—	60
2017	40	1,473	538	68	70.64	38	—	—	—	—	—	—	38
2018	22	698	255	32	70.76	18	—	—	—	—	—	—	18
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			9,313	1,177		595.6	—		—	—		—	595.6

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2013	9	3.8	17	6.9	43	0	26	—	151	1	32	53	65
2014	5	3.4	11	7.5	35	0	25	4	65	1	14	13	37
2015	3	3.4	7	8.2	32	0	17	—	29	1	6	1	21
2016	2	4.0	8	13.0	28	0	2	—	20	1	2	—	17
2017	2	4.0	5	13.0	25	0	2	—	5	1	0	—	4
2018	1	4.0	2	13.0	12	1	—	—	2	0	—	—	2
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	21.7	3.7	50.2	8.4	174.3	1.3	71.6	4.3	272.2	4.0	55.0	68.1	145.1

PetroChina Dec 2012 Forecast Prices – Finala – Mar 12	McDaniel & Associates Consultants Ltd.	20/03/2013

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2013	1,948	1,948	—	—	126	5	11	21	12	—	77	41	36
2014	1,171	1,171	—	—	77	3	7	18	11	1	36	15	22
2015	725	725	—	—	48	2	5	17	7	—	18	5	13
2016	461	461	—	—	33	1	4	14	1	—	11	2	10
2017	302	302	—	—	21	1	3	13	1	—	4	1	3
2018	171	171	—	—	12	0	2	8	—	—	2	0	1
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	4,778	4,778	—	—	316.9	12.0	32.1	91.6	31.7	1.4	148.1	63.2	84.8

PetroChina Dec 2012 Forecast Prices – Finala – Mar 12	McDaniel & Associates Consultants Ltd.	20/03/2013

CNPC E&D Interest in PKI Kolzhan LLP Forecast of Production and Revenues Total Proved Reserves Effective December 31, 2012	Table 6

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2013	63	13,662	4,987	633	61.49	307	—	—	—	—	—	—	307
2014	77	12,255	4,473	568	60.79	272	—	—	—	—	—	—	272
2015	85	10,290	3,756	478	60.36	227	—	—	—	—	—	—	227
2016	85	8,306	3,032	386	70.53	214	—	—	—	—	—	—	214
2017	82	6,474	2,363	301	70.52	167	—	—	—	—	—	—	167
2018	81	4,995	1,823	233	70.51	129	—	—	—	—	—	—	129
2019	74	4,379	1,598	204	70.49	113	—	—	—	—	—	—	113
2020	68	3,539	1,292	165	70.48	91	—	—	—	—	—	—	91
2021	29	1,999	730	94	70.41	51	—	—	—	—	—	—	51
2022	26	1,204	439	57	70.41	31	—	—	—	—	—	—	31
2023	23	621	227	29	70.41	16	—	—	—	—	—	—	16
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			24,719	3,149		1,616.3	—		—	—		—	1,616.3

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2013	14	4.5	20	6.5	49	0	67	.—	157	1	40	63	53
2014	10	3.7	16	5.9	43	0	50	4	148	1	33	49	65
2015	8	3.7	13	5.6	43	0	33	—	129	1	27	37	64
2016	11	5.0	28	12.9	41	0	6	—	128	1	22	25	79
2017	7	4.0	21	12.9	40	0	4	—	95	1	16	17	60
2018	5	4.0	17	12.9	37	0	1	—	69	1	11	11	46
2019	4	4.0	15	12.9	34	0	1	—	59	1	9	11	38
2020	4	4.0	12	12.9	32	1	0	—	43	1	7	7	27
2021	2	4.0	7	12.8	15	0	0	—	27	0	5	3	19
2022	1	4.0	4	12.8	13	0	0	—	12	0	2	0	10
2023	1	4.0	2	12.8	12	0	—	—	2	0	—	—	1
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	66.8	4.1	153.1	9.5	359.5	2.4	161.9	4.3	868.4	8.9	172.2	224.7	462.6

PetroChina Dec 2012 Forecast Prices – Finala – Mar 12	McDaniel & Associates Consultants Ltd.	20/03/2013

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2013	2,395	2,395	—	—	154	8	13	24	33	—	77	47	29
2014	2,084	2,084	—	—	133	5	11	22	22	1	71	37	34
2015	1,717	1,717	—	—	108	4	8	22	14	—	60	28	32
2016	1,361	1,361	—	—	96	5	12	21	3	—	55	19	36
2017	1,038	1,038	—	—	73	3	9	20	2	—	39	13	26
2018	787	787	—	—	56	2	7	19	0	—	27	8	19
2019	662	662	—	—	47	2	6	17	0	—	22	7	15
2020	524	524	—	—	37	1	5	16	0	—	15	5	9
2021	244	244	—	—	17	1	2	5	0	—	9	3	6
2022	147	147	—	—	10	0	1	5	0	—	4	1	3
2023	76	76	—	—	5	0	1	4	—	—	1	0	0
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	11,036	11,036	—	—	736.4	31.0	76.7	173.5	74.4	1.4	379.4	169.0	210.4

PetroChina Dec 2012 Forecast Prices – Finala – Mar 12	McDaniel & Associates Consultants Ltd.	20/03/2013

CNPC E&D Interest in PKI PetroKazakhstan Ventures Inc. Summary of Reserves and Net Present Values Effective as of December 31, 2012	Table 7

Summary of Reserves(1)

	Crude Oil Reserves			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross Bcf	Company Gross Bcf	Company Net Bcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Producing Reserves	—	—	—	—	—	—	—	—	—
Proved Non-Producing Reserves	498	250	250	—	—	—	—	—	—
Proved Undeveloped Reserves	—	—	—	—	—	—	—	—	—
Total Proved Reserves	498	250	250	—	—	—	—	—	—

	Crude Oil Reserves – Tonnes			BOE Reserves(4)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Producing Reserves	—	—	—	—	—	—
Proved Developed Non-Producing Reserves	65	33	33	498	250	250
Proved Undeveloped Reserves	—	—	—	—	—	—
Total Proved Reserves	65	33	33	498	250	250

Summary of Company Share of Net Present Values Before Income Taxes

	$M US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Producing Reserves	—	—	—	—	—
Proved Non-Producing Reserves	5,749	5,278	4,873	4,523	4,217
Proved Undeveloped Reserves	—	—	—	—	—
Total Proved Reserves	5,749	5,278	4,873	4,523	4,217

Summary of Company Share of Net Present Values After Income Taxes

	$M US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Producing Reserves	—	—	—	—	—
Proved Non-Producing Reserves	5,390	4,949	4,570	4,243	3,957
Proved Undeveloped Reserves	—	—	—	—	—
Total Proved Reserves	5,390	4,949	4,570	4,243	3,957

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are based on the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Conversion from Tonnes to Barrels 7.643
(4)	Based on a gas to BOE conversion of 6:1

PetroChina – New Fields – Forecast Prices – Dec 31 2012 – Final	McDaniel & Associates Consultants Ltd.	20/03/2013

CNPC E&D Interest in PKI PetroKazakhstan Ventures Inc. Forecast of Production and Revenues Proved Producing Reserves Effective as of December 31, 2012	Table 8

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$M
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M
2013	—	—	—	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			—	—		—	—		—	—		—	—

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2013	—	—	—	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—

PetroChina – New Fields – Forecast Prices – Dec 31 2012 – Final	McDaniel & Associates Consultants Ltd.	20/03/2013

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2013	—	—	—	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—	—	—

PetroChina – New Fields – Forecast Prices – Dec 31 2012 – Final	McDaniel & Associates Consultants Ltd.	20/03/2013

CNPC E&D Interest in PKI PetroKazakhstan Ventures Inc. Forecast of Production and Revenues Total Proved Reserves Effective as of December 31, 2012	Table 9

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$M
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M
2013	2	300	110	14	54.40	5,957	—	—	—	—	—	—	5,957
2014	3	502	183	24	54.40	9,961	—	—	—	—	—	—	9,961
2015	3	337	123	16	54.40	6,697	—	—	—	—	—	—	6,697
2016	3	227	83	11	70.41	5,827	—	—	—	—	—	—	5,827
2017	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			498	64		28,442	—		—	—		—	28,442

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2013	149	2.5	—	—	3,120	18	495	—	2,175	3	—	—	2,173
2014	249	2.5	—	—	4,152	18	200	—	5,342	6	496	27	4,813
2015	167	2.5	—	—	3,706	18	100	146	2,559	7	160	—	2,392
2016	231	4.0	747	12.8	3,349	36	100	—	1,364	7	9	—	1,349
2017	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	796	2.8	747	2.6	14,327	90	895	146	11,441	22	665	27	10,727

PetroChina – New Fields – Forecast Prices – Dec 31 2012 – Final	McDaniel & Associates Consultants Ltd.	20/03/2013

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2013	55	55	—	—	2,993	75	—	1,577	249	—	1,093	1	1,092
2014	92	92	—	—	5,006	125	—	2,096	101	—	2,684	266	2,419
2015	62	62	—	—	3,365	84	—	1,871	50	73	1,286	84	1,202
2016	42	42	—	—	2,928	116	375	1,701	50	—	686	8	678
2017	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	250	250	—	—	14,292	400	375	7,245	450	73	5,749	359	5,390

PetroChina – New Fields – Forecast Prices – Dec 31 2012 – Final	McDaniel & Associates Consultants Ltd.	20/03/2013